UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

October 11, 2011 (October 6, 2011)

Date of Report (Date of earliest event reported)

Sonic Foundry, Inc.

(Exact name of registrant as specified in its chapter)

Maryland	1-14007	39-1783372
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

222 W. Washington Ave Madison, WI 53703		(608) 443-1600
(Address of principal executive offices)		(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 6, 2011, the Board of Directors approved an amendment to the Company’s bylaws (the “Bylaw Amendment”). The Bylaw Amendment changed the position of Executive Chairman of the Board of Directors to the position of Chairman of the Board of Directors and changed the number of directors from seven (7) to six (6).

The foregoing description of the Bylaw Amendment is qualified in all respects by reference to the text of the Amended and Restated Bylaws a copy of which is filed as Exhibit 3.1 to this Current Report and incorporated by reference in this Item 5.03.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

3.1	Text of Amended and Restated Bylaws adopted October 6, 2011.

EXHIBIT LIST

NUMBER	DESCRIPTION

3.1	Text of Amended and Restated Bylaws adopted October 6, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Sonic Foundry, Inc. (Registrant)

October 11, 2011	By:	/s/ Gary Weis
Gary Weis
Chief Executive Officer